UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 22, 2024

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

Ally Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Avenue,

Floor 10 Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act (listed on the New York Stock Exchange):

Title of each class	Trading symbols
Common Stock, par value $0.01 per share	ALLY

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 17, 2024, Ally Financial Inc. (the “Company”) announced its second quarter 2024 earnings. The Company’s earnings results and supplemental financial data are being filed as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

99.1	Ally Financial Inc. earnings results for second quarter 2024.

99.2	Supplemental Financial Data of Ally Financial Inc. for second quarter 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date: July 22, 2024	By:	/s/ David J. DeBrunner
	Name:	David J. DeBrunner
	Title:	Vice President, Chief Accounting Officer and Controller